BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated November 19, 2021 to the Summary Prospectuses, the

Prospectuses and the Statement of Additional Information (“SAI”) of the Fund, each dated January 28, 2021, as supplemented to date

On November 9, 2021, the Board of Directors (the “Board”) of BlackRock Balanced Capital Fund, Inc. (the “Fund”) approved certain changes relating to the Fund. In particular, the Board approved (i) a change in the name of the Fund to “BlackRock Sustainable Balanced Fund, Inc.”, (ii) certain changes to the Fund’s investment process and investment strategy, (iii) the removal of a policy regarding pass through voting when a master portfolio in which the Fund invests holds a shareholder vote, and (iv) the termination of the Fund’s management fee waiver agreement with respect to the Fund’s investments in certain master portfolios. In addition to these approvals, the Fund will also make a change to one of its benchmark indexes and a change in portfolio managers. These changes are expected to become effective on or about April 4, 2022.

Accordingly, effective on or about April 4, 2022, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

BlackRock Balanced Capital Fund, Inc. is renamed BlackRock Sustainable Balanced Fund, Inc.

Change in the Fund’s Benchmark Index

The Fund is replacing its customized weighted benchmark index comprised of the returns of the Russell 1000® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) as a performance benchmark against which the Fund measures its performance with a customized weighted benchmark index comprised of the returns of the MSCI All Country World Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).

Termination of the Management Fee Waiver Agreement with respect to the Fund’s Investments in Certain Master Portfolios

The section of the Investor A, Investor C, Institutional and Class R Shares Summary Prospectus and Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Fees and Expenses of the Fund” or “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Fees and Expenses of the Fund,” as applicable, is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 35 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-86 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares		Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None		None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00	% [2]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares		Institutional Shares	Class R Shares
Management Fee[3]	0.42%	0.42%		0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%		None	0.50%
Other Expenses[4,6]	0.10%	0.11%		0.09%	0.22%
Acquired Fund Fees and Expenses[5,6]	0.02%	0.02%		0.02%	0.02%
Total Annual Fund Operating Expenses[6]	0.79%	1.55%		0.53%	1.16%
Fee Waivers and/or Expense Reimbursements[3]	(0.02)%	(0.02)%		(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.77%	1.53%		0.51%	1.14%

[1]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $250,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 51, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[4]	Other Expenses have been restated to reflect current fees.

[5]	Acquired Fund Fees and Expenses have been restated to reflect current fees.

[6]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$600	$762	$939	$1,450
Investor C Shares	$256	$488	$843	$1,639
Institutional Shares	$52	$168	$294	$663
Class R Shares	$116	$366	$636	$1,407

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$156	$488	$843	$1,639

Portfolio Turnover:

The Master Total Return Portfolio of Master Bond LLC (the “Total Return Portfolio”) and the Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Core Portfolio” and together with the Total Return Portfolio, the “Master Portfolios,” through which the Fund invested a significant portion of its assets prior to April 4, 2022) pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of the Total Return Portfolio and the Core Portfolio. During the most recent fiscal year, the Fund’s turnover rate was 0% of the average value of its portfolio, excluding transactions in the Master Portfolios. During the most recent fiscal year, the Total Return Portfolio’s turnover rate was 556% of the average value of its portfolio and the Core Portfolio’s turnover rate was 99% of the average value of its portfolio.

The fourth and fifth paragraphs of the section of the Investor A, Investor C, Institutional and Class R Shares Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

The seventh, eighth and ninth paragraphs of the section of the Investor A, Investor C, Institutional and Class R Shares Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety.

The section of the Investor A, Investor C, Institutional and Class R Shares Prospectus entitled “Management of the Fund — Fund Structure” is deleted in its entirety.

The section of the Class K Shares Summary Prospectus and Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Fees and Expenses of the Fund” or “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Fees and Expenses of the Fund,” as applicable, is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Class K Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional

(including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class K Shares
Management Fee[1]	0.42%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2,4]	0.03%
Acquired Fund Fees and Expenses[3,4]	0.02%
Total Annual Fund Operating Expenses[4]	0.47%
Fee Waivers and/or Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.45%

[1]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 38, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	Other Expenses have been restated to reflect current fees.

[3]	Acquired Fund Fees and Expenses have been restated to reflect current fees.

[4]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class K Shares	$46	$149	$261	$590

Portfolio Turnover:

The Master Total Return Portfolio of Master Bond LLC (the “Total Return Portfolio”) and the Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Core Portfolio” and together with the Total Return Portfolio, the “Master Portfolios,” through which the Fund invested a significant portion of its assets prior to April 4, 2022) pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of the Total Return Portfolio and the Core Portfolio. During the most recent fiscal year, the Fund’s turnover rate was 0% of the average value of its portfolio, excluding transactions in the Master Portfolios. During the most recent fiscal year, the Total Return Portfolio’s turnover rate was 556% of the average value of its portfolio and the Core Portfolio’s turnover rate was 99% of the average value of its portfolio.

The fourth and fifth paragraphs of the section of the Class K Shares Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through June 30, 2023. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

The seventh, eighth and ninth paragraphs of the section of the Class K Shares Prospectus entitled “Management of the Fund — BlackRock” are deleted in their entirety.

The section of the Class K Shares Prospectus entitled “Management of the Fund — Fund Structure” is deleted in its entirety.

The fourth and fifth paragraphs of the section entitled “Management, Advisory and Other Service Arrangements — Management Agreement” in Part I of the SAI are deleted in their entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee through June 30, 2023. Effective January 28, 2020, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2023. Prior to January 28, 2020, such agreement to waive a portion of the Fund’s management fee in connection with the Fund’s investment in affiliated money market funds was voluntary. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Changes in the Fund’s Investment Strategy and Investment Process

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Investment Strategies of the Fund,” “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Investment Strategies of the Fund” or “Details About the Fund — How the Fund Invests — Principal Investment Strategies,” as applicable, is deleted in its entirety and replaced with the following:

The Fund invests in a combination of equity securities, fixed-income securities and derivatives. The proportion the Fund invests in each category at any given time depends on Fund management’s view of how attractive that category appears relative to the others. The Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities.

With respect to the Fund’s equity investments, the Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index (the “ACWI”). The ACWI is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. In selecting equity investments, the Fund primarily uses proprietary return forecast models that incorporate quantitative analysis. Equity securities include common stock, preferred stock and convertible securities. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may invest in securities of both U.S. or non-U.S. issuers without limit, which can be U.S. dollar based or non-U.S. dollar based and may be currency hedged or unhedged. The Fund may invest in securities of companies of any market capitalization.

With respect to the Fund’s fixed-income investments, the Fund will invest primarily using model-based asset allocation and security selection models. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; mortgage to-be-announced (“TBA”) securities; debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Fund may invest in bonds issued by companies located in countries other than the United States, including companies in emerging markets. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund seeks to invest a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The Fund may invest up to 10% of its assets in securities rated below investment grade (“high yield” or “junk” bonds). The Fund may invest in bonds of any maturity or duration.

The Fund may invest a significant portion of its fixed income holdings in U.S. agency mortgage pass-through securities, which are securities issued by entities such as the Government National Mortgage Association (“GNMA”) and the Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage-backed securities to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund may also seek to gain exposure to mortgage or government-backed securities that fund societal opportunity projects or environmental development, among other ESG related issues.

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps) forward contracts and various other instruments, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may also invest in indexed and inverse securities.

To determine the Fund’s investable universe, Fund management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock. Such screening criteria principally includes:

i.	issuers engaged in the production of controversial weapons;
ii.	issuers engaged in the production of civilian firearms;
iii.	issuers engaged in the production of tobacco-related products;
iv.

issuers that derive certain revenue from thermal coal generation, unless such issuers either (a) have made certain commitments to reduce climate impact or (b) derive revenue from alternative energy sources, and issuers that derive more than five percent of revenue from thermal coal mining. In addition, the Fund may invest in green bonds of issuers that derive certain revenue from coal generation or issuers that derive more than five percent of revenue from thermal coal mining;

v.	issuers that derive more than five percent of revenue from oil sands extraction, unless the Fund is investing in green bonds of such issuers; and
vi.

issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption.

The Fund’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. Where the Fund’s criteria looks solely to third-party rating agencies, issuers are only screened to the extent they have been assigned ratings, which may not be available in all circumstances. This screening criteria is subject to change over time at BlackRock’s discretion. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by BlackRock as described above.

Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer, as well as third-party ESG ratings. BlackRock researches and develops investment insights related to economic transition, which include target carbon transition readiness and climate opportunities.

The Fund seeks to maintain certain ESG characteristics, climate risk exposure and climate opportunities relative to the blended benchmark, which is comprised as follows: 60% MSCI All Country World Index, 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Benchmark”). Specifically, the Fund generally seeks to invest in a portfolio of securities that, with respect to certain sectors, in BlackRock’s view, (i) has an aggregate ESG assessment that is better than that of such sectors within the Blended Benchmark, (ii) has an aggregate carbon emissions assessment that is lower than that of such sectors within the Blended Benchmark, and (iii) in the aggregate, includes issuers that BlackRock believes are better positioned to capture climate opportunities relative to issuers in the Blended Benchmark. The Fund may invest in other sectors that are not included in such assessments.

While Fund management considers ESG characteristics as well as climate risk exposure and climate opportunities, only one or two of these categories may be considered with respect to a particular investment or sector, and categories may be weighted differently according to the type of investment being considered.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

Fund management utilizes a top-down asset allocation strategy to determine the Fund’s overall exposure to equities versus fixed-income securities, as well as identify investment opportunities within equities, fixed-income and currency markets at the country and/or sector level.

Within the Fund’s equity and fixed income allocations, Fund management primarily selects individual securities for the Fund by using methods that rely on proprietary quantitative models and investment insights.

To determine the Fund’s investable universe, Fund management will first seek to screen out certain issuers based on ESG criteria determined by BlackRock. Such screening criteria principally includes:

i.	issuers engaged in the production of controversial weapons;
ii.	issuers engaged in the production of civilian firearms;
iii.	issuers engaged in the production of tobacco-related products;
iv.

issuers that derive certain revenue from thermal coal generation, unless such issuers either (a) have made certain commitments to reduce climate impact or (b) derive revenue from alternative energy sources, and issuers that derive more than five percent of revenue from thermal coal mining. In addition, the Fund may invest in green bonds of issuers that derive certain revenue from coal generation or issuers that derive more than five percent of revenue from thermal coal mining;

v.	issuers that derive more than five percent of revenue from oil sands extraction, unless the Fund is investing in green bonds of such issuers; and
vi.

issuers identified by recognized third-party rating agencies as violators of the United Nations Global Compact, which are globally accepted principles covering corporate behavior in the areas of human rights, labor, environment, and anti-corruption.

The Fund’s screening criteria is measured at the time of investment and is dependent upon information and data that may be incomplete, inaccurate or unavailable. Where the Fund’s criteria looks solely to third-party rating agencies, issuers are only screened to the extent they have been assigned ratings, which may not be available in all circumstances. This screening criteria is subject to change over time at BlackRock’s discretion. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG-related criteria used by BlackRock as described above.

Fund management selects and weights securities based on an issuer’s ability to manage the ESG risks to which its business is exposed, as determined by BlackRock. Fund management makes such determinations based on BlackRock’s ESG research, which includes due diligence of the ESG risks and opportunities facing an issuer, as well as third-party ESG ratings. BlackRock researches and develops investment insights related to economic transition, which include target carbon transition readiness and climate opportunities.

The Fund has no minimum holding period for investments, and will buy or sell securities whenever Fund management sees an appropriate opportunity.

The first paragraph of the section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund” or “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund,” as applicable, is deleted in its entirety and replaced with the following:

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund” or “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Principal Risks of Investing in the Fund,” as applicable, and the section of the Prospectuses entitled “Details About the Fund — Investment Risks” are amended to add the following:

•

ESG Investing Risk — The Fund intends to screen out particular issuers pursuant to certain criteria established by BlackRock, and to measure ESG characteristics, including characteristics related to climate, with respect to certain investments pursuant to a methodology determined by BlackRock. This may affect the Fund’s exposure to certain issuers and the Fund may forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in issuers based on ESG criteria, or that use a different methodology to screen out issuers or evaluate ESG criteria. The Fund seeks to identify issuers that it believes are better positioned to manage ESG risks and opportunities related to their businesses and to avoid certain companies and industries with ESG related risks, but investors may differ in their views of what constitutes positive or negative ESG criteria. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. In evaluating a security or issuer based on ESG criteria, BlackRock is dependent upon certain information and data from third party providers of ESG research, which may be incomplete, inaccurate or unavailable. As a result, there is a risk that BlackRock may incorrectly assess a security or issuer. There is also a risk that BlackRock may not apply the relevant ESG criteria correctly or that a Fund could have indirect exposure to issuers who do not meet the relevant ESG criteria used by such Fund. Neither the Fund nor BlackRock make any representation or warranty, express or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of such ESG assessment. There may be limitations with respect to availability of ESG data in certain sectors, as well as limited availability of investments with positive ESG assessments in certain sectors. BlackRock’s evaluation of ESG criteria is subjective and may change over time. The Fund may not include all instruments in its ESG-related assessments, and may place weight on other factors when selecting investments. In addition, the Fund may not be successful in its ESG-related objectives. There is no guarantee that these objectives will be achieved, and such assessments are at BlackRock’s discretion.

The first paragraph of the section of the Prospectuses entitled “Details About the Fund — Investment Risks” is deleted in its entirety and replaced with the following:

This section contains a discussion of the general risks of investing in the Fund. The “Investment Objectives and Policies” section in the SAI also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. The order of the below risk factors does not indicate the significance of any particular risk factor.

References in the SAI to Master Total Return Portfolio (the “Total Return Portfolio”) of Master Bond LLC Fund and Master Advantage Large Cap Core Portfolio (the “Core Portfolio” and together with the Total Return Portfolio, the “Master Portfolios”) of Master Large Cap Series LLC, as well as references to the Fund investing a significant portion of its assets in one or both Master Portfolios, are hereby deleted in their entirety, as applicable.

Change in the Fund’s Portfolio Managers

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” or “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.
Michael Pensky, CFA	2022	Managing Director of BlackRock, Inc.
Daniel Felder, CFA	2022	Director of BlackRock, Inc.
Raffaele Savi	2022	Managing Director of BlackRock, Inc.
Richard Mathieson	2022	Managing Director of BlackRock, Inc.
Anna Hawley, CFA	2022	Managing Director of BlackRock, Inc.
Scott Radell, CFA	2022	Managing Director of BlackRock, Inc.
Joel Silva	2022	Managing Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Philip Green, Michael Pensky, CFA, Daniel Felder, CFA, Raffaele Savi, Richard Mathieson, Anna Hawley, CFA, Scott Radell, CFA and Joel Silva are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006; Vice President of Merrill Lynch Investment Managers L.P. (“MLIM”) from 1999 to 2006.
Michael Pensky, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2021; Director of BlackRock, Inc. from 2018 to 2020; Vice President of BlackRock, Inc. from 2016 to 2017; Associate of BlackRock, Inc. from 2012 to 2015.
Daniel Felder, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2021; Vice President of BlackRock, Inc. from 2017 to 2020; Associate of BlackRock, Inc. from 2014 to 2016; Analyst of BlackRock, Inc. from 2011 to 2013.
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	2022	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors from 2007 to 2009; Principal at Barclays Global Investors from 2006 to 2007.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	2022	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at Barclays Global Investors from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at Barclays Global Investors from 2005 to 2007; Associate of Barclays Global Investors from 2001 to 2005.
Anna Hawley, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	2022	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2009 to 2021; Principal of Barclays Global Investors from 2007 to 2009; Associate of Barclays Global Investors from 2002 to 2007.
Scott Radell, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	2022	Managing Director of BlackRock, Inc. since 2009; Head of US Fixed Income Portfolio Solutions within BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2009; Portfolio Manager of Barclays Global Investors from 2003 to 2009.
Joel Silva	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.	2022	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2009 to 2021; Portfolio Manager of Barclays Global Investors from 2007 to 2009.

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Shareholders should retain this Supplement for future reference.

ALLPRO-BC-1121SUP